Exhibit 1
                                    AGREEMENT
                                       TO
                            JOINTLY FILE SCHEDULE 13D

     The undersigned hereby agree to jointly prepare and file with regulatory authorities this Schedule 13D and any future amendment thereto reporting each of the undersigned's ownership of securities of Art Technology Group, Inc., and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned.

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August 24, 2004                 SSH Partners I, LP
                                By: Mitchell-Wright Technology Group, LLC, its General Partner
                                /s/ James Dennedy
                                ------------------------------------------------
                           By:  James Dennedy
                                Managing Member

August 24, 2004                 Mitchell-Wright Technology Group, LLC
                                By:   Mitchell-Wright, LLC, its Managing Member
                                /s/ James Dennedy
                                ------------------------------------------------
                           By:  James Dennedy
                                Managing Member

August 24, 2004                 Mitchell-Wright, LLC
                                /s/ James Dennedy
                                ------------------------------------------------
                           By:  James Dennedy
                                Managing Member

August 24, 2004                 /s/ James Dennedy
                                ------------------------------------------------
                                James Dennedy

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August 24, 2004                 Arcadia Partners, L.P.
                                By:   Arcadia Capital Management, LLC, its
                                      General Partner
                                /s/ Richard Rofe
                                ------------------------------------------------
                           By:  Richard Rofe
                                Member

August 24, 2004                 Arcadia Capital Management, LLC
                                /s/ Richard Rofe
                                ------------------------------------------------
                           By:  Richard Rofe
                                Member

August 24, 2004                 /s/ Richard Rofe
                                ------------------------------------------------
                                Richard Rofe

August 24, 2004                 Parche, LLC
                                By:   Admiral Advisors, LLC, its managing member
                                /s/ Jeffrey M. Solomon
                                ------------------------------------------------
                           By:  Jeffrey M. Solomon
                                Authorized Signatory

August 24, 2004                 Starboard Value & Opportunity Fund, LLC
                                By:   Admiral Advisors, LLC, its managing member
                                /s/ Jeffrey M. Solomon
                                ------------------------------------------------
                           By:  Jeffrey M. Solomon
                                Authorized Signatory

August 24, 2004                 Ramius Capital Group, LLC
                                By:   C4S & Co., LLC, its Managing Member
                                /s/ Jeffrey M. Solomon
                                ------------------------------------------------
                           By:  Jeffrey M. Solomon
                                Authorized Signatory

August 24, 2004                 C4S & Co., LLC
                                /s/ Jeffrey M. Solomon
                                ------------------------------------------------
                           By:  Jeffrey M. Solomon
                                Authorized Signatory

August 24, 2004                 /s/ Peter A. Cohen
                                ------------------------------------------------
                                Peter A. Cohen

August 24, 2004                 /s/ Morgan B. Stark
                                ------------------------------------------------
                                Morgan B. Stark

August 24, 2004                 /s/ Jeffrey M. Solomon
                                ------------------------------------------------
                                Jeffrey M. Solomon

August 24, 2004                 /s/ Thomas W. Strauss
                                ------------------------------------------------
                                Thomas W. Strauss